THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2002

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the portfolios of The Lazard Funds, Inc. (the “Fund”). The Fund will be paying dividends and capital gains, if any, on December 18, 2002. The record date will be December 16, 2002 and the ex-dividend date will be December 17, 2002.

                                          ESTIMATED ORDINARY       ESTIMATED SHORT-TERM        ESTIMATED LONG-TERM
                                         INCOME DIVIDEND PER           CAPITAL GAIN               CAPITAL GAIN
PORTFOLIO                                       SHARE             DISTRIBUTION PER SHARE     DISTRIBUTION PER SHARE
-------------------------------------- ------------------------- -------------------------- --------------------------
Lazard Equity                                   $0.09                        -                          -

Lazard Mid Cap                                  $0.02                        -                          -

Lazard Small Cap                                $0.03                        -                          -

Lazard International Equity                     $0.14                        -                          -

Lazard International Equity Select              $0.12                        -                          -

Lazard International Small Cap                  $0.13                        -                          -

Lazard Emerging Markets                         $0.08                        -                          -

Lazard Bond*                                      -                          -                          -

Lazard High Yield*                                -                          -                          -

Lazard Strategic Yield*                           -                          -                          -

Lazard Mortgage*                                  -                        $0.46                        -
_________________________
*Ordinary income dividends, if any, are paid on the last business day of each month.

Please be advised that these estimates may change prior to payable date due to book/tax adjustments and changes in shares outstanding. The Fund will send formal tax information regarding investor accounts in January 2003. Please consult a tax advisor as to how these distributions may affect individual tax returns.

November 21, 2002

THE LAZARD FUNDS, INC.

Supplement to Statement of Additional Information dated May 1, 2002

The following information supplements the information found under the heading "Description of the Fund and Portfolio--Certain Portfolio Securities."

BRADY BONDS. (Strategic Yield Portfolio only) The Portfolio may invest in Brady Bonds, which are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. They may be collateralized or uncollateralized and issued in various currencies, although most are U.S. dollar-denominated. They are actively traded in the over-the-counter secondary market.

Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon securities which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon securities obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

Brady Bonds do not have a long payment history. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

November 21, 2002